As filed with the Securities and Exchange Commission on December 29, 1995.
                                                                     File Nos.
                                                                      33-31326
                                                                      811-5878

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   Pre- Effective Amendment No. _____

   Post-Effective Amendment No.  10                    (X)

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.    11                                 (X)

             FRANKLIN VALUE INVESTORS TRUST (Formerly Franklin Balance Sheet
                               Investment Fund)
              (Exact Name of Registrant as Specified in Charter)

        777 MARINERS ISLAND BLVD., SAN MATEO, CA  94404
              (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (415) 312- 2000

Harmon E. Burns, 777 Mariners Island Blvd., San Mateo, CA  94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

   [ ]  immediately upon filing pursuant to paragraph (b)
   [ ]  on December 12, 1995 pursuant to paragraph (b)
   [ ]  60 days after filing pursuant to paragraph (a)(i)
   [X]  on March 1, 1996 pursuant to paragraph (a)(i)
   [ ]  75 days after filing pursuant to paragraph (a)(ii)
   [ ]  on(date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Declaration Pursuant to Rule 24f-2. The issuer has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24(f)(2) under the Investment Company Act of 1940. The Rule 24f-2
Notice for the issuers most recent fiscal year was filed on December 26, 1995.


                        FRANKLIN VALUE INVESTORS TRUST

                            CROSS REFERENCE SHEET
                                  FORM N- 1A

                  Part A: Information Required in Prospectus
                    Franklin Balance Sheet Investment Fund

   N-1A                                         Location in
   Item No.      Item                           Registration Statement

   1.            Cover Page                     Cover Page

   2.            Synopsis                       "Expense Table"

   3.            Condensed Financial            "Financial Highlights - How Has
                 Information                    the Fund Performed?"; "How Does
                                                the Fund Measure Performance?"

   4.            General Description of         "What Is the Franklin Balance
                 Registrant                     Sheet Investment Fund?"; "How
                                                Does the Fund Invest Its
                                                Assets?"; "General Information"

   5.            Management of the Fund         "Who Manages the Fund?"

   5A.           Managements Discussion of      Contained in Registrant's Annual
                 Fund Performance               Report to Shareholders

   6.            Capital Stock and Other        "What Distributions Might I
                 Securities                     Receive From the Fund?"; "How
                                                Taxation Affects You and the
                                                Fund"; "General Information";
                                                "Registering Your Account"

   7.            Purchase of Securities Being   "How Do I Buy Shares?"; "How Are
                 Offered                        Fund Shares Valued?"; "What
                                                Programs and Privileges Are
                                                Available to Me as a
                                                Shareholder?"

   8.            Redemption or Repurchase       "How Do I Sell Shares?"; "What
                                                if My Investment Outlook
                                                Changes? - Exchange Privilege";
                                                "How Does the Fund Measure
                                                Performance?"; "How Do I Get
                                                More Information About My
                                                Investment?"; "General
                                                Information"; "Telephone
                                                Transactions"

   9.            Pending Legal Proceedings      Not Applicable





                        FRANKLIN VALUE INVESTORS TRUST

                            CROSS REFERENCE SHEET
                                  FORM N- 1A

                        Part B: Information Required in
                      Statement of Additional Information
                    Franklin Balance Sheet Investment Fund

10.              Cover Page                    Cover Page

11.              Table of Contents             Contents

12.              General Information and       "General Information"
                 History

13.              Investment Objectives and     "How Does the Fund Invest Its
                Policies                      Assets?" "Investment Restrictions"

14.              Management of the Registrant  "Officers and Trustees";
                                               "Investment Advisory and Other
                                               Services"

15.              Control Persons and           "Officers and Trustees";
                 Principal Holders of          "Investment Advisory and Other
                 Securities                    Services"

16.              Investment Advisory and       "Investment Advisory and Other
                 Other Services                Services"

17.              Brokerage Allocation and      "How Does the Fund Purchase
                 Other Practices               Securities For Its Portfolio?"

18.              Capital Stock and Other       "How Do I Buy and Sell Shares?";
                 Securities                    "How are Fund Shares Valued?"

19.              Purchase, Redemption and      "How Do I Buy and Sell Shares?";
                 Pricing of Securities Being   "Financial Statements"
                 Offered

20.              Tax Status                    "Additional Information Regarding
                                               Taxation"

21.              Underwriters                  "The Fund's Underwriter"

22.              Calculation of Performance    "General Information"
                 Data

23.              Financial Statements          "Financial Statements"

FRANKLIN
BALANCE SHEET
INVESTMENT FUND

PROSPECTUS

MARCH 1, 1996


777 MARINERS ISLAND BLVD.,
P.O. BOX 7777
SAN MATEO, CA 94403-7777
1-800/DIAL BEN



Franklin Balance Sheet Investment Fund (the "Fund") is a non-diversified, open-end series of Franklin Value Investors Trust (the "Trust"), a management investment company. The Fund's investment objective is to seek high total return. The Fund will seek capital appreciation primarily through investment in securities that the Fund's investment manager believes are undervalued in the marketplace. The Fund will also seek income when deemed consistent with its objective. The Fund currently seeks to achieve its objective by investing in the types of securities which the investment manager believes represent intrinsic values not reflected in the current market price of such securities and/or present opportunities for high income. The Fund will also invest a portion of its total assets in the securities of closed-end management investment companies.

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. The Fund is designed for long-term investors and not as a trading vehicle, and is not intended to present a complete investment program. An investment in the Fund involves certain speculative considerations; see "What Are the Fund's Potential Risks?" There can be no assurance that the Fund will achieve its investment objective. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.



A Statement of Additional Information (the "SAI") concerning the Fund, dated March 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.




CONTENTS                                                   PAGE

Expense Table



Financial Highlights - How Has the Fund Performed?

What Is the Franklin Balance Sheet Investment Fund?

How Does the Fund Invest Its Assets?

What Are the Fund's Potential Risks?

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges
  Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?



Telephone Transactions



How Are Fund Shares Valued?

How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?



General Information



Registering Your Account



Important Notice Regarding
  Taxpayer IRS Certifications



Useful Terms and Definitions
  in this Prospectus




EXPENSE TABLE



The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of the Fund for the fiscal year ended October 31, 1995.



SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)                1.50%
Deferred Sales Charge                               NONE*
Exchange Fee (per transaction)                      $5.00**



*Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

**$5.00 fee imposed only on Timing Accounts as described under "What If My Investment Outlook Changes - Exchange Privilege." All other exchanges are processed without a fee.



ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                  0.54%
12b-1 Fees                                                      0.44%+
Other Expenses
  Shareholder servicing costs                      0.06%
  Reports to shareholders                          0.04%
  Other expenses                                   0.09%
                                                   -----
Total other expenses                                            0.19%
Total Fund Operating Expenses                                   1.17%




+ The maximum amount of Rule 12b-1 fees allowed pursuant to the Fund's distribution plan is 0.50%. See "Who Manages the Fund? - Plan of Distribution." Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules. Given the Fund's maximum front-end sales charge and the rate of the Fund's Rule 12b-1 fee, however, it is estimated that this would take a substantial number of years.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges, and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.



EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

1 YEAR               3 YEARS       5 YEARS       10 YEARS
$27*                 $52           $78           $155



*Assumes that a contingent deferred sales charge will not apply.

This example is based on the aggregate annual operating expenses shown above and should not be considered a representation of past or future expenses, which may be more or less than those shown. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.



FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?

Set forth below is a table containing the financial highlights for a share of the Fund from the effective date of its registration statement, as indicated below, through the fiscal year ended October 31, 1995. The information for each of the five fiscal years in the period ended October 31, 1995 has been audited by Coopers & Lybrand, L.L.P., independent auditors, whose audit report appears in the financial statements in the Trust's Annual Report to Shareholders dated October 31. The remaining figures, which are also audited, are not covered by the auditors' current report. See "Reports to Shareholders" under "General Information" in this Prospectus.




                                                               Year Ended October 31,        April 2, 1990**
                                                 1995    1994     1993      1992     1991    to October 31, 1990
PER SHARE OPERATING PERFORMANCE
Net asset value at beginning of period         $22.68   $22.97  $17.37    $15.54   $11.48    $15.00
                                                -----    -----   -----     -----    -----     -----
Net investment income                             .30      .23     .39       .53     .52        .29
Net realized and unrealized gain (loss)
 on securities                                   3.98      .51    6.26      1.83    4.10      (3.63)
                                                 ----      ---    ----      ----    ----      ------

Total from investment operations                 4.28      .74    6.65      2.36    4.62      (3.34)
                                                 ----      ---    ----      ----    ----      ------
Less distributions:
 From net investment  income                     (.27)    (.26)   (.43)     (.53)   (.56)     (.18)

From capital gains                               (.35)    (.77)   (.62)        --     --        --

Total distributions                              (.62)   (1.03)  (1.05)     (.53)   (.56)     (.18)
                                                 -----   ------   -----     -----    ----     -----

Net asset value at end of period               $26.34   $22.68  $22.97    $17.37  $15.54    $11.48
                                               ------   ------  ------    ------  ------    ------

Total Return*                                   19.32%    3.42%  37.78%    15.51%  40.96%   (22.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)       $387,540   134,255  $22,317  $5,149   $3,572    $1,405
Ratio of expenses to average net
 assets                                          1.17%    1.19%++  --++     --++     --++      --++
Ratio of expenses to average net assets
 (excluding waiver and payment of
 expenses by investment manager)                 1.17%    1.34%    1.85%   2.60%     3.16%    3.54%+
Ratio of net investment income to average
 net assets                                      1.30%     .99%    1.89%   3.16%     3.79%    2.31%+

Portfolio turnover rate.                        28.63%   24.96%   31.36%   30.86%   31.94%    5.34%



*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial front-end sales charge and assumes reinvestment of dividends and capital gains distributions, if any, at net asset value.



**Effective date of registration.

+Annualized.



++During the periods indicated, Franklin Advisers, Inc., the investment manager, agreed in advance to waive all or a portion of its management fees and/or pay other expenses of the Fund.


WHAT IS THE FRANKLIN BALANCE SHEET INVESTMENT FUND?

The Fund is a non-diversified, open-end series of the Trust, a management investment company commonly called a mutual fund. The Trust, formerly known as the Franklin Balance Sheet Investment Fund, was organized as a Massachusetts business trust on September 11, 1989, and registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently consists of three series, each of which issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. Franklin Advisers, Inc. ("Manager" or "Advisers") serves as the Fund's investment manager.

The Board of Trustees (the "Board") may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes as determined by the trustees. Certain funds in the Franklin Templeton Funds currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption exchange and other purposes.

You may purchase shares of the Fund (minimum initial investment of $2,500 and $100 thereafter) at the current public offering price. The current public offering price of the Fund's shares is equal to the net asset value per share plus a sales charge not exceeding 1.5% of the offering price. Please see "How Do I Buy Shares?"



The investment objective of the Fund is to seek high total return, of which capital appreciation and income are components. This investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Capital appreciation will be sought primarily through investment in securities that the Fund's Manager believes are undervalued in the marketplace. Accordingly, the focus on balance sheet items will be an important element in the Manager's investment analysis. Income will also be sought when consistent with the Fund's objective. As with any other investment, there is no assurance that the Fund's objective will be achieved.



The Fund currently invests in equity and debt securities which, in the opinion of the Manager, represent intrinsic values not reflected in the current market price of such securities and/or present opportunities for high income.

Effective when the Fund's assets total $500,000,000, no new accounts, other than retirement plan accounts, will be accepted. If you are a shareholder of record at that time, however, you will be able to continue to add to your account through new purchases, including purchases through reinvestment of dividends or capital gain distributions. The Fund reserves the right to modify this policy at any time.

HOW DOES THE FUND INVEST ITS ASSETS?



The Fund may invest an unlimited amount of its total assets in the securities of any companies which, in the opinion of the Manager, represent an opportunity for
(i) significant capital appreciation due to intrinsic values not reflected in the current market price of such securities and/or (ii) high income. The securities of such companies, which include common and preferred stocks and secured or unsecured bonds, commercial paper or notes, will typically be purchased at prices below the book value of the company; however, the Manager also will take into account a variety of other factors in order to determine whether to purchase, and once purchased, whether to hold or sell such securities. In addition to book value, the Manager may consider the following factors among others: valuable franchises or other intangibles; ownership of valuable trademarks or trade names; control of distribution networks or of market share for particular products; ownership of real estate the value of which is understated; underutilized liquidity and other factors that would identify the issuer as a potential takeover target or turnaround candidate.

The Fund generally favors common stocks, although it has no limit on the percentage of its assets which may be invested in preferred stock and debt obligations of such issuers. The percentage of the Fund's assets invested for capital appreciation or high income or both will vary at any time in accordance with the Manager's appraisal of what securities will best meet the Fund's objective of high total return.

The Fund will also invest a portion (but may invest without limitation) of its total assets in the securities of registered closed-end management investment companies ("closed-end funds"), which are traded on a national securities exchange or in the over-the-counter markets and which the Manager believes are undervalued in the marketplace. Consistent with its objective of capital appreciation, the Fund may also purchase securities issued by unit investment trusts ("UITs"), when in the Manager's view such securities are trading at a discount from net asset value. The Fund's investment in the securities of closed-end funds and UITs will be subject to certain restrictions and conditions imposed by the 1940 Act. (See "1940 Act Provisions" in the SAI.) The Fund may, consistent with its investment objective, invest in any securities of any closed-end fund without regard to whether the investment objectives and policies of such closed-end fund are similar to or consistent with those of the Fund.

The Manager will consider the following, among other factors, in evaluating closed-end funds: (i) the historical market discounts, (ii) portfolio characteristics, (iii) repurchase, tender offer, and dividend reinvestment programs, (iv) provisions for converting into an open-end fund, and (v) quality of management.

The securities of closed-end funds in which the Fund invests are traded on a national securities exchange or in the over-the-counter markets. The Fund invests in the securities of closed-end funds which, at the time of investment by the Fund, are either trading at a discount to net asset value or which, in the opinion of the Manager, present an opportunity for capital appreciation or high income irrespective of whether such securities are trading at a discount or at a premium to net asset value. There can be no assurance that the market value of the securities of the closed-end funds in which the Fund invests will increase, particularly with respect to securities trading at a premium to net asset value. For further information regarding the conditions under which the securities of a closed-end fund may trade at a discount to net asset value, see "Characteristics of the Closed-End Funds in Which the Fund Will Invest" in the SAI.

In anticipation of and during temporary defensive periods or when investments of the type in which the Fund intends to invest are not available at prices that the Manager believes are attractive, the Fund may invest up to 100% of its total assets in: (1) securities of the U.S. government and certain of its agencies and instrumentalities, which mature in one year or less from the date of purchase, including U.S. Treasury bills, notes and bonds, and securities of the Government National Mortgage Association, the Federal Housing Administration and other agency or instrumentality issues or guarantees which are supported by the full faith and credit of the United States; (2) obligations issued or guaranteed by other U.S. government agencies or instrumentalities, some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of the Federal Home Loan Banks) and some of which are backed by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association);
(3) bank obligations, including negotiable or non-negotiable certificates of deposit (subject to the 10% aggregate limit on the Fund's investment in illiquid securities), letters of credit and bankers' acceptances, or instruments secured by such obligations, issued by banks and savings institutions which are subject to regulation by the U.S. government, its agencies or instrumentalities and which have assets of over one billion dollars, unless such obligations are guaranteed by a parent bank which has total assets in excess of five billion dollars; (4) commercial paper considered by the Manager to be of high quality, which must be rated within the two highest grades by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and (5) corporate obligations including, but not limited to, corporate notes, bonds and debentures considered by the Manager to be high grade or which are rated within the two highest rating categories by S&P and Moody's. (See "Appendix" in the SAI for a discussion of ratings.)

OPTIONS STRATEGIES

When seeking high current income to achieve its investment objective of high total return, the Fund may write covered call options on any of the securities it actually owns which are listed for trading on a national securities exchange, and it may also purchase listed call and put options for portfolio hedging purposes.

Call options are short-term contracts (generally having a duration of nine months or less) which give the purchaser of the option the right to buy, and obligate the writer to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the underlying security. The purchaser of an option pays a cash premium, which typically reflects, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand factors, and interest rates.

Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price upon exercising the option at any time prior to its expiration. A call option written by the Fund is "covered" if the Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, government securities or other high grade debt obligations in a segregated account with its custodian.

When the Fund writes or sells covered call options, it will receive a cash premium which can be used in whatever way is believed by the Manager to be most beneficial to the Fund. The risks associated with covered option writing are that in the event of a price rise on the underlying security which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price. It will generally be the Fund's policy, in order to avoid the exercise of a call option written by it, to cancel its obligation under the call option by entering into a "closing purchase transaction," if available, unless it is determined to be in the Fund's interest to deliver the underlying securities from its portfolio. A closing purchase transaction consists of the Fund purchasing an option having the same terms as the option written by the Fund, and has the effect of canceling the Fund's position as a writer of such an option. The premium which the Fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction.

One risk involved in both the purchase and sale of options is that the Fund may not be able to effect a closing purchase transaction at a time when it wishes to do so or at an advantageous price. There is no assurance that a liquid market will exist for a given contract or option at any particular time. To mitigate this risk, the Fund will ordinarily purchase and write options only if a secondary market for the option exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if the Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although, of course, the premium can be used to offset any losses or add to the Fund's income) but, as long as its obligation as a writer of such an option continues, the Fund will have retained the risk of loss should the price of the underlying security decline. In addition, the Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option; once the Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The aggregate premiums paid on all such options which are held at any time will not exceed 20% of the Fund's total net assets.

The Fund may also purchase put options on common stock that it owns or may acquire through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The Fund may pay for a put either separately or by paying a higher price for securities which are purchased subject to a put, thus increasing the cost of the securities and reducing the yield otherwise available from the same securities.

In the case of put options, any gain realized by the Fund will be reduced by the amount of the premium and transaction costs it paid and may be offset by a decline in the value of its portfolio securities. If the value of the underlying stock exceeds the exercise price (or never declines below the exercise price), the Fund may suffer a loss equal to the amount of the premium it paid plus transaction costs. The Fund may also close out its option positions before they expire by entering into a closing purchase transaction as discussed above and subject to the same risks.



The Fund's investment in options and certain securities transactions involving actual or deemed short sales may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and are subject to special tax rules that may affect the amount, timing, and character of distributions to shareholders. These securities require the application of complex and special tax rules and elections, more information about which is included in the SAI.



OTHER CONSIDERATIONS

While the Fund intends to operate as a non-diversified, open-end management investment company for purposes of the 1940 Act, it intends to qualify as a regulated investment company under the Code. As a non-diversified investment company under the 1940 Act, the Fund may invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. However, for purposes of the Code, as of the last day of any fiscal quarter, the Fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, the Fund may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or to securities of investment companies that qualify as regulated investment companies under the Code.

The Fund is subject to a number of other investment restrictions which may only be changed by the affirmative vote of a majority of the Fund's outstanding shares. Further information on investment restrictions is included in the SAI.

SOME OF THE FUND'S OTHER INVESTMENT POLICIES

For the purpose of earning additional income, the Fund may also engage to a limited extent in the following investment practices each of which may involve certain special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.



LENDING OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 25% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. Such collateral shall consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund will continue to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.



REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Fund's Board and will be held pursuant to a written agreement.

BORROWING. As a matter of fundamental policy, the Fund does not borrow money or mortgage or pledge any of its assets, except that it may borrow up to 15% of its total assets (including the amount borrowed) from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency purposes and may pledge its assets in connection therewith. The Fund will not purchase any securities while any such borrowings exceed 5% of its total assets.

SHORT-SELLING. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. In addition, short sales of the securities of any single issuer, which must be listed on a national exchange, may not exceed 5% of the Fund's net assets or 5% of any class of such issuer's securities.

The Fund will place in a segregated account with its custodian bank an amount of cash or U.S. government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). This segregated account will be marked- to-market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker as collateral be less than the market value of the securities at the time they were sold short.

In addition to the short sales discussed above, the Fund also may make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. The Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

Any of the Fund's fundamental policies may be changed only by the affirmative vote of a majority of the Fund's outstanding shares.



HOW YOU PARTICIPATE IN THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets. To the extent the Fund's investments consist of debt securities, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. To the extent the Fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in the Dow Jones Industrials or the Standard & Poor's 500 average or any other equity based index, may also be reflected in declines in the Fund's share price. History reflects both increases and decreases in the prevailing rate of interest and in the valuation of the market, and these may reoccur unpredictably in the future.

WHAT ARE THE FUND'S POTENTIAL RISKS?



An investment in shares of the Fund involves certain speculative considerations. An investment in shares of the Fund may involve a higher degree of risk than an investment in shares of more traditional open-end, diversified investment companies because the Fund may invest up to 100% of its assets in the securities of issuers (including closed-end funds) with less than three years continuous operation. The securities of certain closed-end funds in which the Fund will invest may lack a liquid secondary market; for further information see "Characteristics of the Closed-End Funds in Which the Fund Will Invest" in the SAI.

As a non-diversified investment company, for purposes of the 1940 Act, the Fund may concentrate its investments in the securities of a smaller number of issuers than if it were a diversified company under the 1940 Act. An investment in the Fund therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers. However, the Fund intends to comply with the diversification and other requirements applicable to regulated investment companies under the Code. (See "Other Considerations.") All securities in which the Fund may invest are inherently subject to market risk, and the market value of the Fund's investments will fluctuate.

The Fund, by investing in securities of closed-end funds, indirectly pays a portion of the operating expenses, management expenses and brokerage costs of such companies. Thus, shareholders will indirectly pay higher total management and operating expenses and other costs than they would otherwise incur if they directly owned the securities of such closed-end funds. The Fund's shareholders will also incur some duplicative costs such as advisory, administrative and brokerage fees. The Fund's investment strategy may result (i) in duplicative holdings, if two or more of the closed-end funds in whose securities the Fund invests own the same portfolio security and/or (ii) in situations whereby one closed-end fund in whose securities the Fund invests buys a portfolio security that another closed-end fund in whose securities the Fund invests is selling. However, the Fund offers the opportunity for a professionally managed portfolio of the securities of different closed-end funds and/or other companies that the Manager believes are undervalued in the marketplace.



FIXED-INCOME SECURITIES. The Fund may invest up to 25% of its total assets (as measured at the time of such investment) in other securities, including fixed-income and convertible securities of an issuer in default with respect to such securities, that the Manager believes represent intrinsic values not reflected in the current market prices of such securities. These securities may be non-rated debt and/or debt rated D, the lowest rating category by S&P and Moody's. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Although the Fund reserves the right to invest up to 25% of its assets in such securities, its current investment strategy is to limit such investments to less than 5% of the Fund's total net assets. Such debt obligations are rated below investment grade and are regarded as extremely speculative investments with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a general deterioration of prevailing economic conditions. See the SAI for further information concerning the risks of lower rated securities, including the rating categories of S&P and Moody's.

WHO MANAGES THE FUND?

The Board has the primary responsibility for the overall management of the Fund and for electing the officers of the Fund who are responsible for administering its day-to-day operations.

Advisers serves as the Fund's investment manager Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert
H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries. Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (117 separate series) with aggregate assets of over $78 billion.

The team responsible for the day-to-day management of the Fund's portfolio since its inception is:

      William Lippman
      Portfolio Manager of Advisers

      Mr. Lippman holds a bachelor of business administration degree from City College New York and a master's degree in business administration from the Graduate School of Business Administration of New York University. He has been with Advisers since 1988.

      Bruce C. Baughman
      Portfolio Manager of Advisers

      Mr. Baughman holds a bachelor of arts degree from Stanford University and a master of science degree in accounting from New York University. He has been with Advisers since 1988.

      Margaret McGee
      Portfolio Manager of Advisers

      Ms. McGee holds a bachelor of arts degree from William Paterson College. She has been with Advisers since 1988.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Fund are prohibited from investing in securities held by the Fund or other funds which are managed or administered by the Manager to the extent such transactions comply with the Fund's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Fund's Code of Ethics.

During the fiscal year ended October 31, 1995, management fees totaling 0.54% of the average daily net assets of the Fund were paid to Advisers.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Does the Fund Purchase Securities For Its Portfolio?" in the SAI.



Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.



During the fiscal year ended October 31, 1995, expenses borne by the Fund, including fees paid to Advisers and to Investor Services, totaled 1.17% of the average daily net assets of the Fund.



PLAN OF DISTRIBUTION



A Plan of Distribution has been approved and adopted for the Fund (the "Plan")pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others in an amount equal to 0.25% per annum of the average daily net assets of the Fund for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses, and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

In addition, pursuant to the Plan, the Fund may pay Distributors or others a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. The total amount of service fees paid by the Fund shall not exceed 0.25% per year of the average daily net assets of the Fund. Such payments are made pursuant to distribution and/or service agreements entered into between such service providers and Distributors or the Fund directly. The maximum amount which the Fund may pay for the promotion and distribution of shares, including service fees, is 0.50% per year of the average daily net assets of the Fund payable monthly. Payments in excess of reimbursable expenses under the Plan in any year must be refunded. Further, expenses of Distributors other than for service fees in excess of 0.25% per year of the Fund's average net assets that otherwise qualify for payment may not be carried forward into successive annual periods.

The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information, please see "The Fund's Underwriter" in the SAI.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

You may receive two types of distributions from the Fund:

1. INCOME DIVIDENDS. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.



2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31, its fiscal year ending date, and any undistributed capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. THE FUND MAY MAKE MORE THAN ONE DISTRIBUTION DERIVED FROM NET SHORT-TERM AND NET LONG-TERM CAPITAL GAIN IN ANY YEAR OR ADJUST THE TIMING OF THESE DISTRIBUTIONS FOR OPERATIONAL OR OTHER REASONS.

DISTRIBUTION DATE



Although subject to change by the Board, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends quarterly, payable in March, June, September and December, for shareholders of record on the 14th day of the month or prior business day, payable on or about the last business day of that month.

The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed, and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

In order to be entitled to a dividend, you must have acquired Fund shares prior to the close of business on the record date. If you are considering purchasing Fund shares shortly before the record date of a distribution, you should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from the Fund in any of these ways:

1. PURCHASE ADDITIONAL SHARES OF THE FUND - You may purchase additional shares of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE FUND. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the reinvestment date for the Fund to process the new option.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For additional information on tax matters relating to the Fund and its shareholders see "Additional Information Regarding Taxation" in the SAI.



The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or a loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.



99.62% of the income dividends paid by the Fund for the fiscal year ended October 31, 1995 qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.



Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless the Fund shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the federal alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions.

Shareholders should consult their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares in the Fund and to distributions and redemption proceeds received from the Fund.




HOW DO I BUY SHARES?

You may buy shares to open a Fund account with as little as $2,500 and make additional investments at any time with as little as $100. If you are purchasing shares through a retirement plan established by the Franklin Templeton Group, these minimums may be waived. To open your account, contact your investment representative or complete and sign the enclosed Shareholder Application and return it to the Fund with your check.

PURCHASE PRICE OF FUND SHARES

You may buy shares at the public offering price. The public offering price is equal to the net asset value plus the 1.50% sales charge, unless you qualify to purchase shares at a discount or without a sales charge as discussed below. The offering price will be calculated to two decimal places using standard rounding criteria.

QUANTITY DISCOUNTS IN SALES CHARGES

The sales charge you pay when you buy shares may be reduced based upon the size of your purchase, as shown in the table below.



                                                              TOTAL SALES CHARGE
                                                                          DEALER
                                                        AS A          CONCESSION
                                   AS A          PERCENTAGE          AS A
                                PERCENTAGE         OF NET         PERCENTAGE
    SIZE OF TRANSACTION         OF OFFERING        AMOUNT        OF OFFERING
     AT OFFERING PRICE             PRICE          INVESTED          PRICE*
     -----------------             -----          --------          ------
Less than $500,000                 1.50%            1.52%            1.50
$500,000 but less than
$1,000,000                         1.00%            1.01%             1.00%
$1,000,000 or more                none**            none         see below***



*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. Distributors may at times allow the entire sales charge to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed an underwriter under the Securities Act of 1933, as amended. **A contingent deferred sales charge of 1% may be imposed on certain redemptions of all or a part of an investment of $1 million or more. See "How Do I Sell Shares? - Contingent Deferred Sales Charge." ***Please see "General - Other Payments to Securities Dealers" below for a discussion of commissions Distributors may pay to securities dealers out of its own resources.

RIGHTS OF ACCUMULATION. To determine if you may pay a reduced sales charge, you may add the cost or current value, whichever is higher, of your Class I and Class II shares in other Franklin Templeton Investments, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21, to the amount of your current purchase. To receive the reduction, you or your investment representative must notify Distributors that your investment qualifies for a discount.

LETTER OF INTENT. You may purchase shares at a reduced sales charge by completing the Letter of Intent section of the Shareholder Application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. You or your investment representative must inform us that the Letter is in effect each time you purchase shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

   You authorize Distributors to reserve five percent (5%) of the amount of the total intended purchase in Fund shares registered in your name.

   You grant Distributors a security interest in these shares and appoint Distributors as attorney-in-fact with full power of substitution to redeem any or all of these reserved shares to pay any unpaid sales charge if you do not fulfill the terms of the Letter.

   We will include the reserved shares in the total shares you own as reflected on your periodic statements.

   You will receive dividend and capital gain distributions on the reserved shares; we will pay or reinvest these distributions as you direct.

   Although you may exchange your shares, you may not liquidate reserved shares until you complete the Letter or pay the higher sales charge.

   Our policy of reserving shares does not apply to certain benefit plans described under "Purchases at Net Asset Value."

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call our Shareholder Services Department.

GROUP PURCHASES. If you are a member of a qualified group, you may purchase Fund shares at the reduced sales charge applicable to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase. For example, if group members previously invested and still hold $480,000 of Fund shares and invest $25,000, the sales charge will be 1.0%.

We define a qualified group as one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and (iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares.

In addition, a qualified group must have more than 10 members, and be available to arrange for meetings between our representatives and group members. It must also agree to include sales and other materials related to the Franklin Templeton Funds in publications and mailings to its members at reduced or no cost to Distributors, and arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, your investments will continue automatically until you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. We invest your purchase at the applicable offering price per share determined on the day that the Fund receives both the check and the payroll deduction data in required form.

PURCHASES AT NET ASSET VALUE

You may invest money from the following sources in shares of the Fund without paying front-end or contingent deferred sales charges:

(i) a distribution that you have received from a Franklin Templeton Fund if it is returned within 365 days of its payment date. When you return the distribution, please include a written request to reinvest the money at net asset value. You may reinvest Class II distributions in either Class I or Class II shares, but Class I distributions may only be invested in Class I shares under this privilege. For more information, see "Distribution Options" under "What Distributions Might I Receive From the Fund?" or call Shareholder Services at 1-800/632-2301;

(ii) a redemption from a mutual fund with investment objectives similar to those of the Fund, if (a) your investment in that fund was subject to either a front-end or contingent deferred sales charge at the time of purchase, (b) the fund is not part of the Franklin Templeton Funds, and (c) your redemption occurred within the past 60 days;

(iii) a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including the Franklin Templeton Profit Sharing 401(k) plan), up to the total amount of the distribution. When you return the distribution, please include a written request to reinvest the money at net asset value. The distribution must be returned to the Fund within 365 days of the distribution date; or

(iv) a redemption from Templeton Institutional Funds, Inc., if you then reinvest the redemption proceeds under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

You may also reinvest the proceeds from a redemption of any of the Franklin Templeton Funds at net asset value. To do so, you must

(a) have paid a sales charge on the purchase or sale of the original shares, (b) reinvest the redemption money in the same class of shares, and (c) request the reinvestment of the money in writing to the Fund within 365 days of the redemption date. You may reinvest up to the total amount of the redemption proceeds under this privilege. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. While you will receive credit for any contingent deferred sales charge paid on the shares redeemed, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares exchanged into other Franklin Templeton Funds are not considered "redeemed" for this privilege (see "What If My Investment Outlook Changes? - Exchange Privilege").

If you immediately reinvested your redemption proceeds in a Franklin Bank Certificate of Deposit ("CD") but you would like to reinvest them back into the Franklin Templeton Funds as described above, you will have 365 days from the date the CD (including any rollover) matures to do so.

If your securities dealer or another financial institution reinvests your money in the Fund at net asset value for you, that person or institution may charge you a fee for this service.

A redemption is a taxable transaction, but reinvestment without a sales charge may affect the amount of gain or loss you recognize and the tax basis of the shares reinvested. If you have a loss on the redemption, the loss may be disallowed if you reinvest in the same fund within a 30-day period. If you would like more information regarding the possible tax consequences of such a reinvestment, please see the tax section of this Prospectus and the SAI.

Certain categories of investors also qualify to purchase shares of the Fund at net asset value regardless of the source of the investment proceeds. If you are or your account is included in one of the categories below, none of the shares of the Fund you purchase will be subject to front-end or contingent deferred sales charges:

(i) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer;

(ii)  accounts managed by the Franklin Templeton Group;

(iii) certain unit investment trusts and unit holders of such trusts reinvesting distributions from the trusts in the Fund;

(iv) registered securities dealers and their affiliates, for their investment accounts only;

(v) current employees of securities dealers and their affiliates and their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate;

(vi) broker-dealers who have entered into a supplemental agreement with Distributors, or registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program);

(vii) any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). IF YOU ARE SUCH AN INVESTOR, PLEASE CONSULT YOUR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If you are a securities dealer who has executed a dealer agreement with Distributors and, through your services, an eligible governmental authority invests in the Fund at net asset value, Distributors or one of its affiliates may make a payment, out of its own resources, to you in an amount not to exceed 0.25% of the amount invested. Please contact the Franklin Templeton Institutional Services Department for additional information;

(viii) officers, trustees, directors and full-time employees of the Franklin Templeton Funds, or of the Franklin Templeton Group, and their family members. Although you may pay sales charges on investments in accounts opened after your association with us has ended, you may continue to invest in accounts opened while you were with us without paying sales charges;

(ix) trust companies and bank trust departments that exercise exclusive discretionary investment authority over funds held in a fiduciary, agency, advisory, custodial or similar capacity and agree to invest at least $1 million in Franklin Templeton Investments over a 13-month period. We will accept orders for such accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order;

(x) insurance company separate accounts investing for pension plan contracts;

(xi) trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested; or

(xii) Designated Retirement Plans. Non-Designated Retirement Plans may also qualify to purchase shares of the Fund if they meet the requirements described under "Group Purchases," above.

If you would like more information, please see "How Do I Buy and Sell Shares?" in the SAI.

HOW DO I BUY SHARES IN CONNECTION WITH TAX-DEFERRED RETIREMENT PLANS?

Your individual or employer-sponsored tax-deferred retirement plans may invest in the Fund. You may use the Fund for an existing retirement plan, or, because Trust Company can serve as custodian or trustee for retirement plans, you may ask Trust Company to provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that you must use an application other than the one contained in this Prospectus to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, please call 1-800/DIAL BEN (1-800/342-5236). Trust Company is an affiliate of Distributors.

Please see "How Do I Sell Shares?" for information regarding redemptions from retirement plan accounts. You must complete specific forms in order to receive distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, if you are a retirement plan investor, you should consider consulting your investment representatives or advisors about investment decisions within your plans.

GENERAL

The Fund continuously offers it shares through securities dealers who have an agreement with Distributors. The Fund and Distributors may refuse any order for the purchase of shares.

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may also pay up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by any of the entities described in paragraphs (ix),
(xi) or (xii) under "Purchases at Net Asset Value" above. Please see "How Do I Buy and Sell Shares?" in the SAI for the breakpoints applicable to these purchases.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with the sale of shares of the Franklin Templeton Funds. In some cases, this compensation may be available only to securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include financial assistance and payments made in connection with conferences, sales or training programs for employees of the securities dealer, seminars for the public, advertising, sales campaigns and/or shareholder services, programs regarding one or more of the Franklin Templeton Funds and other programs or events sponsored by securities dealers, and payment for travel expenses of invited registered representatives and their families, including lodging, in connection with business meetings or seminars located within or outside the United States. Securities dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of this compensation is paid for by the Fund or its shareholders.

For additional information about shares of the Fund, please see "How Do I Buy and Sell Shares?" in the SAI. The SAI also includes a listing of the officers and trustees of the Fund who are affiliated with Distributors. See "Officers and Trustees."

WHAT PROGRAMS AND PRIVILEGES
ARE AVAILABLE TO ME AS A SHAREHOLDER

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT, OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE "REGISTERING YOUR ACCOUNT" IN THIS PROSPECTUS).



SHARE CERTIFICATES



Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or your securities dealer.



CONFIRMATIONS



A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.



AUTOMATIC INVESTMENT PLAN



The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.



SYSTEMATIC WITHDRAWAL PLAN



The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. RECEIVE PAYMENTS IN CASH - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.



INSTITUTIONAL ACCOUNTS



There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1/800-321-8563.

WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums.

No exchanges between different classes of shares will be allowed. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of another Franklin Templeton Fund but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges. Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their dividends and capital gain distributions to the Fund at net asset value.

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed.

Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

BY TELEPHONE

YOU OR YOUR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.



ADDITIONAL INFORMATION REGARDING EXCHANGES



Exchanges are made on the basis of the net asset values of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I buy Shares?" Exchanges of shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least twelve months prior to executing the exchange (six months with respect to shares purchased prior to September 30, 1994, by persons who were shareholders of the Fund as of July 30, 1994).

The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. If your account has shares subject to a contingent deferred sales charge, shares will be exchanged into the new account on a "first-in, first-out" basis. See also "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

If you request the exchange of the total value of the Fund account, declared but unpaid dividends and capital gains distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

RETIREMENT PLAN ACCOUNTS

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."



TIMING ACCOUNTS



Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.



RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.



The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors as indicated under "How Do I Buy Shares?" reserve the right to refuse any order for the purchase of shares.

HOW DO I SELL SHARES?

You may liquidate your shares at any time and receive from the Fund the value of the shares. If you completely redeem your account after the Fund's assets have reached $500 million, your account will be closed and you will not be allowed to buy additional shares of the Fund or reopen your account. This policy does not apply to retirement plans.

You may redeem shares in any of the following ways:

BY MAIL

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share is determined as of the scheduled close of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURES MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:



(1) the proceeds of the redemption are over $50,000;



(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;



(4) share certificates, if the redemption proceeds are in excess of $50,000;
     or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.



Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.



Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:



Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation, and (2) a corporate resolution.



Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.



Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.



Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and applicable state law since these accounts have varying requirements, depending upon the state of residence.



Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts. You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. YOU, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, government entities, and qualified retirement plans which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.



CONTINGENT DEFERRED SALES CHARGE



In order to recover commissions paid to securities dealers, all or a portion of investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived, as applicable, for: exchanges; any account fees; distributions from an individual retirement plan account due to death or disability or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer;] redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.



ADDITIONAL INFORMATION REGARDING REDEMPTIONS



The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.



RETIREMENT PLAN ACCOUNTS



Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.



TELEPHONE TRANSACTIONS



By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates, to be sent to the address of record only, and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.



VERIFICATION PROCEDURES



The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and by sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.



RESTRICTED ACCOUNTS



Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption, or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.



GENERAL



During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance, or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE FUND SHARES VALUED?

The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).

The net asset value per share of the Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

HOW DO I GET MORE INFORMATION
ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, you may obtain account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, you may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements and deposit slips.

The Fund code, which will be needed to access system information, is 150. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.



                                                      HOURS OF OPERATION
                                                     (PACIFIC TIME)(MONDAY
DEPARTMENT NAME                   TELEPHONE NO.         THROUGH FRIDAY)
Shareholder Services              1-800/632-2301     5:30a.m. to 5:00p.m.
Dealer Services                   1-800/524-4040     5:30a.m. to 5:00p.m.
Fund Information                  1-800/DIAL BEN     5:30a.m. to 8:00p.m.
                                                     8:30a.m. to 5:00p.m.
                                                     (Saturday)
Retirement Plans                  1-800/527-2020     5:30a.m. to 5:00p.m.
TDD (hearing impaired)            1-800/851-0637     5:30a.m. to 5:00p.m.



In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

HOW DOES THE FUND MEASURE PERFORMANCE?

Advertisements, sales literature and communications to you may contain several measures of the Fund's performance, including current yield, various expressions of total return and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.



Average annual total return figures, as prescribed by the SEC, represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.



Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Yield which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI) is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of the Fund are reflected in the current distribution rate which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.



In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, distribution rate or total return may be in any future period.

GENERAL INFORMATION
REPORTS TO SHAREHOLDERS



The Fund's fiscal year ends October 31. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and under "General Information" in the SAI.



ORGANIZATION AND VOTING RIGHTS



The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of shares of beneficial interest of $.01 per share par value, which may be issued in any number of series or classes. All shares have one vote and, when issued, are fully paid, non-assessable and redeemable. Shares have no preemptive, conversion or subscription rights, and are fully transferable. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Additional series or classes may be added in the future by the Board.

All shares have equal voting, dividend and liquidation rights. Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so, and if this occurs the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

The Trust is not required, nor does it intend, to hold annual meetings; it may, however, hold special shareholder meetings for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by a majority of the trustees in their discretion or by shareholders holding at least ten percent of the shares entitled to vote at the meeting. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees as provided in Section 16(c) of the 1940 Act.



REDEMPTIONS BY THE FUND



The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $1,250 ($500 for an IRA account), but only where the value of your account has been reduced by your prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.

REGISTERING YOUR ACCOUNT

An account registration should reflect your intention as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.



Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."



Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.



Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS



Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.



USEFUL TERMS AND DEFINITIONS IN THIS PROSPECTUS

DESIGNATED RETIREMENT PLANS - certain retirement plans, including profit-sharing, pension, 401(k) and simplified employee pension plans, that: (i) are sponsored by an employer with at least 200 employees; (ii) have aggregate plan assets of at least $1 million; or (iii) agree to invest at least $1 million in any of the Franklin Templeton Investments over a 13-month period. Distributors determines the qualifications for Designated Retirement Plans.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter.

FRANKLIN FUNDS - the mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust.

FRANKLIN TEMPLETON FUNDS - the Franklin Funds and the Templeton Funds.

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries.

FRANKLIN TEMPLETON INVESTMENTS - the Franklin Funds, the Templeton Funds and other investment products underwritten by Distributors or its affiliates.

LETTER - Letter of Intent.

NET ASSET VALUE (NAV) - the value of a mutual fund share determined by deducting the fund's liabilities from the total assets of the portfolio and dividing this by the number of shares outstanding. When you buy, sell or exchange shares, we will use the NAV next calculated after we receive your request in proper form.

NON-DESIGNATED RETIREMENT PLANS - employee benefit plans not included as "Designated Retirement Plans" and not qualified under Section 401 of the Code.

PROPER FORM (PURCHASES) - generally, the Fund must receive a completed Shareholder Application accompanied by a negotiable check.

SECURITIES DEALER - financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TEMPLETON FUNDS - the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.

TRUST COMPANY - Franklin Templeton Trust Company.




FRANKLIN BALANCE SHEET INVESTMENT FUND
STATEMENT OF ADDITIONAL INFORMATION



MARCH 1, 1996



777 MARINERS ISLAND BLVD.,
P.O. BOX 7777
SAN MATEO, CA 94403-7777
1-800/DIAL BEN


CONTENTS                                            PAGE



How Does the Fund Invest Its Assets?

What Are the Fund's Potential Risks?

Investment Restrictions



Officers and Trustees

Investment Advisory and Other Services



How Does the Fund Purchase Securities
  For Its Portfolio?

How Do I Buy and Sell Shares?

How Are Fund Shares Valued?



Additional Information Regarding Taxation

The Fund's Underwriter

General Information

Financial Statements

Appendix



Franklin Balance Sheet Investment Fund (the "Fund") is a non-diversified, open-end series of Franklin Value Investors Trust (the "Trust"), a management investment company. The Fund's investment objective is to seek high total return, of which capital appreciation and income are components.

A Prospectus for the Franklin Balance Sheet Investment Fund (the "Fund") dated March 1, 1996, as may be amended from time to time, provides the basic information you should know before investing in the Fund and may be obtained without charge from the Fund or from the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS.

HOW DOES THE FUND INVEST ITS ASSETS?



As noted in the Prospectus, the Fund's investment objective is to seek high total return, of which capital appreciation and income are components. This objective is a fundamental policy and may not be changed without approval of shareholders. The Fund will seek capital appreciation primarily through investment in securities that the Fund's investment manager believes are undervalued in the marketplace. The Fund will also seek income when deemed consistent with its objective.

CHARACTERISTICS OF THE CLOSED-END FUNDS
IN WHICH THE FUND WILL INVEST

As stated in the Prospectus, the Fund invests a portion of its total assets (but may invest without limitation) in the common shares of closed-end funds which are traded on a national securities exchange or in the over-the-counter markets. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation ("NASDAQ") System and, in some cases, may be traded in other over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell common shares of closed-end funds in the secondary market.

The Fund also may invest in senior securities, such as preferred stock and debt obligations, of closed-end funds. Closed-end funds may issue senior securities for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. The Fund will not invest in senior securities of closed-end funds rated lower than A by Standard & Poor's Corporation ("S&P") and Moody's Investors Service ("Moody's") and the Fund will not own more than 3% of the total outstanding stock (including common and preferred stock and certain senior securities that have been afforded voting rights as a consequence of the existence of dividend arrears) of any single closed-end fund.

The Fund generally will only purchase securities of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the investment manager, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for capital appreciation. The initial offering price will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

Closed-end funds invest the net proceeds of their public offering in the securities of other companies consistent with their investment objectives and policies. Certain closed-end funds seek to provide current income to investors, others seek to provide appreciation in value, while others may seek a combination of both income and appreciation. Closed-end funds may have a policy of investing in certain types of securities such as equity or debt securities; some may concentrate in particular industry sectors or geographic areas, while others may invest in a variety of securities to achieve a particular type of return or a particular tax result. The indicated characteristics and risks apply to the securities of closed-end funds regardless of whether such securities trade at a market discount or premium. According to a report from Lipper Analytical Services, Inc., as of December 31, 1994, there were approximately 531 closed-end funds with assets in excess of $118 billion. In order to comply with federal tax regulations, the Fund will generally invest in closed-end funds that qualify as "regulated investment companies" under federal income tax law.

The common shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such common shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the common shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next-determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund common shares also may contribute to such common shares trading at a discount to their net asset value.

Although the Fund intends primarily to purchase common shares of closed-end funds which trade at a market discount and which the investment manager believes present the opportunity for capital appreciation or increased income due in part to such market discount, there can be no assurance that the market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Although no assurances can be given, the investment manager believes that its market research and analysis and the diversification policies of the Fund will enable the Fund to avoid significant declines in the net asset value of the Fund's shares due to losses related to an individual issuer.



The Fund may also invest in the securities of closed-end funds which (i) concentrate their portfolios in the issuers of specific industries or in specific geographic areas and (ii) are non-diversified for purposes of the Investment Company Act of 1940. as amended (the "1940 Act"). However, because the Fund does not intend to concentrate its investments in any single industry and because the closed-end funds in which the Fund will invest will generally satisfy the diversification requirements applicable to a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") the Fund does not believe that its investment in closed-end funds which concentrate in specific industries or geographic areas or which are non-diversified for purposes of the 1940 Act present any special risks to the shareholders of the Fund. The Fund will treat its entire investment in the securities of a closed-end fund that concentrates in a specific industry as an investment in securities of an issuer in the industry in which such fund concentrates its portfolio.



The Fund will not invest in the securities of closed-end funds that invest more than 10% of their assets in the securities of other investment companies. The Fund will also not invest directly in the securities of open-end investment companies; however, the Fund may retain the securities of a closed-end investment company that has converted to open-end fund status subsequent to the Fund's investment in the securities of such closed-end fund.

1940 ACT PROVISIONS

The Fund will structure its investments in the securities of closed-end funds and unit investment trusts ("UITs") to comply with applicable provisions of the 1940 Act. The presently applicable provisions require that (i) the Fund and affiliated persons of the Fund not own together more than 3% of the total outstanding stock of any one investment company, (ii) the Fund not offer its shares at a public offering price that includes a sales charge of more than 1.5% and (iii) the Fund will either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in the securities of closed-end funds and UITs and vote such proxies only in accordance with such instructions, or vote the shares held by it in the same proportion as the vote of all other holders of such securities. For purposes of applying the 3% of total outstanding stock limitation, the Fund will aggregate its purchases of a closed-end fund or a UIT with the purchases, if any, by other investment companies managed or sponsored by the investment manager. The Fund intends to vote the shares of any closed-end fund held by it in the same proportion as the vote of all other holders of such fund's securities. The effect of such "mirror" voting is to neutralize the Fund's influence on corporate governance matters regarding the closed-end funds in which the Fund invests.

Closed-end funds may, under certain circumstances, convert into open-end investment companies. Pursuant to applicable provisions of the 1940 Act, the Fund may not redeem more than 1% of the outstanding redeemable securities of an open-end investment company during any period of 30 days or less. Consequently, should the Fund own more than 1% of the outstanding redeemable securities of an open-end investment company after such fund's conversion from closed-end fund status, the amount in excess of 1% may be treated as an investment in illiquid securities. Because the Fund may not hold at any time more than 10% of the value of its total assets in illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities), the Fund may seek to divest itself, prior to any such conversion, of securities in excess of 1% of the outstanding redeemable securities of a converting fund. The Fund may, however, retain such securities and any amount in excess of 1% of the open-end fund, thereby subject to the limits on redemption, would be treated as an investment in illiquid securities subject to the aggregate limit of 10% of the Fund's total assets.

The Fund will not invest in the securities of closed-end funds which are managed by the investment manager or UITs that are sponsored by the investment manager. The foregoing policy is not a fundamental policy of the Fund and can therefore be changed by a majority vote of the Board of Trustees of the Fund without any requirement for a vote of the Fund's shareholders.



WHAT ARE THE FUND'S POTENTIAL RISKS?

FIXED-INCOME SECURITIES. The Fund may invest up to 25% of its total assets in fixed-income and convertible securities offering high current income, although it is its current investment strategy to limit such investments to less than 5% of its net assets (at the time of investment). Such high yielding, fixed-income securities will ordinarily be in the lower rating categories of recognized rating agencies or non-rated securities of comparable quality (sometimes referred to as "junk bonds" in the popular media). The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. These lower-rated fixed-income securities are considered by S&P and Moody's, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB or Baa by S&P and Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Companies that issue high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund may have difficulty disposing of such high yielding securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yielding, fixed-income securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for high yielding, fixed-income securities does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may also have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Potential liquidity problems associated with the Fund's investment in high yielding securities and other securities in which the Fund invests, such as the securities of closed-end investment companies, may negatively affect the Fund's net asset value, liquidity and ability to redeem Fund shares in accordance with applicable provisions of the 1940 Act.

For fiscal year ended, October 31, 1994, the Fund did not purchase any securities which were in default, nor did it own any at fiscal year-end.

The Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and which therefore carry restrictions on resale. While many recent high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities as defined in the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

The Fund may also acquire high yielding, fixed-income securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the investment advisor will carefully review the credit and other characteristics pertinent to such new issues.

Factors adversely impacting the market value of high yielding securities will, to the extent the Fund has invested in such securities, adversely impact the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on the investment advisor's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment advisor will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.



INVESTMENT RESTRICTIONS

In addition to the policies stated in the Prospectus, the investment restrictions set forth below have been adopted by the Fund to limit certain risks that may otherwise result from investment in specific types of securities or from engaging in certain types of transactions which such restrictions are designed to prohibit. Unless specifically approved by the affirmative vote of a majority of the outstanding voting securities of the Fund, consisting of the lesser of (i) 67% or more of the Fund's voting securities present at a meeting of shareholders if the holders of more than 50% of its voting securities are represented at the meeting or (ii) more than 50% of the Fund's outstanding voting securities, the Fund MAY NOT:

 1. Have invested as of the last day of any fiscal quarter (i) more than 25% of its total assets in the securities of any one issuer, or (ii) with respect to 50% of the Fund's total assets, more than 5% of its total assets in the obligations of any one issuer, except for securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

 2. Purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer. For purposes of this restriction, all outstanding fixed-income securities of an issuer are considered as one class.

 3. Invest in the stock of any investment company if a purchase of such stock would result in the Fund and affiliates of the Fund owning together more than 3% of the total outstanding stock of such investment company.

 4. Borrow money, except from banks, in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

 5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes and permissible options, short selling or other hedging transactions.

 6. Purchase securities on margin or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

 7. Buy or sell interests in oil, gas or mineral exploration or development programs or leases, or real estate. (Does not preclude investments in marketable securities of issuers engaged in such activities.)

 8. Make loans to others except through the purchase of debt obligations referred to in the Prospectus and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 25% of the value of the Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission ("SEC") and the Fund's Board of Trustees, including maintenance of collateral of the borrower equal at all times to at least 102% of the current market value of the securities loaned.

 9. Purchase or sell commodities or commodity futures contracts or financial futures contracts; or invest in put, call, straddle or spread options on financial or other futures contracts or stock index futures contracts.

10. Invest in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of the Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges.

11. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission; nor invest in securities of any company if, to the knowledge of the Fund, any officer, director or trustee of the Fund or the investment advisor owns more than 0.5% of the outstanding securities of such company and such officers, directors and trustees (who own more than 0.5%) in the aggregate own more than 5% of the outstanding securities of such company.

12. Underwrite the securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

13. Purchase or hold the securities of any issuer if, as a result, in the aggregate, more than 10% of the value of the Fund's total assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), in securities that are not readily marketable (including over-the-counter options) or in repurchase agreements maturing in more than seven days.

14. Invest in any issuer for purposes of exercising control or management.

15. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges or (ii) entering into repurchase transactions.

16. Engage in the short sales of securities, except short sales "against the box," if the cash or securities deposited in the segregated account with the Fund's custodian to collateralize its short positions in the aggregate exceed 25% of the Fund's net assets.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

The Fund's emphasis on securities believed to be undervalued by the market uses a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to undertake exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that such technique will be successful for the Fund or that the Fund will achieve its investment objective.



Pursuant to an undertaking given to the Texas State Securities Board, the Franklin Balance Sheet Investment Fund may not invest in real estate limited partnerships or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development.



OFFICERS AND TRUSTEES



The Board of Trustees (the "Board") has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The trustees, in turn, elect the officers of the Fund who are responsible for administering the day-to-day operations of the Fund. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are indicated by an asterisk (*).

Frank T. Crohn (71)
7251 West Palmetto Park Road
Boca Raton, FL 33433

Trustee

Chairman and Chief Executive Officer, Financial Benefit Life Insurance Company and Financial Benefit Group, Inc.; Director, Unity Mutual Life Insurance Company; and trustee of three of the investment companies in the Franklin Group of Funds.

*William J. Lippman (70)
One Parker Plaza
Fort Lee, NJ 07024

President, Trustee and Chief Executive Officer

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; officer and/or director or trustee of six of the investment companies in the Franklin Group of Funds.

Charles Rubens II (65)
18 Park Road
Scarsdale, NY 10583

Trustee

Private Investor; and trustee of three of the investment companies in the Franklin Group of Funds.

Leonard Rubin (70)
501 Broad Avenue
Ridgefield, NJ 07657

Trustee

Chairman of the Board, Carolace Embroidery Co., Inc.; President, F.N.C. Textiles, Inc.; Vice President, Trimtex Co. Inc.; and trustee of three of the investment companies in the Franklin Group of Funds.

Harmon E. Burns (50)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek(47)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Rupert H. Johnson, Jr. (55)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (56)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

R. Martin Wiskemann (68)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.

The preceding table indicates those officers and trustee who are also affiliated persons of Distributors and Advisers. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $600 per quarter plus $300 per meeting attended. As indicated above, certain of the Fund's nonaffiliated directors also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated directors by the Fund and by other funds in the Franklin Templeton Group of Funds.



                                                              NUMBER OF BOARDS
                                                              IN THE FRANKLIN
                                            TOTAL FEES        TEMPLETON GROUP OF
                                            RECEIVED FROM     FUNDS ON WHICH
                          TOTAL FEES        THE FRANKLIN      EACH SERVES***
                          RECEIVED FROM     GROUP OF FUNDS**
NAME                      THE TRUST*
Frank T. Crohn            $3,900            $14,700            3
Charles Rubens, II        $3,900            $15,900            3
Leonard Rubin             $3,900            $15,900            3

*For the fiscal year ended October 31, 1995.
**For the calendar year ended December 31, 1994.
***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 163 U.S. based funds or series.



Nonaffiliated directors are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or director received any other compensation directly from the Fund. Certain officers or directors who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 7, 1995, the trustees and officers, as a group, owned of record and beneficially approximately 64,792 shares of the Fund, or less than 1% of the total outstanding shares of the Fund. Many of the Fund's directors also own shares in various of the other funds in the Franklin Templeton Groups of Funds.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.



INVESTMENT ADVISORY AND OTHER SERVICES



The investment manager of the Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Resources, a publicly-owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries that are involved in investment management and shareholder services.

Pursuant to the management agreement, the Manager provides investment research and portfolio management services, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Board to whom the Manager renders periodic reports of the Fund's investment activities. Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund. Please see the Statement of Operations in the financial statements included in the Trust's Annual Report to Shareholders dated October 31.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Fund. Similarly, with respect to the Fund, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Fund or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Fund's Code of Ethics.



Pursuant to the management agreement, the Fund is obligated to pay the Manager a fee computed and accrued daily and paid monthly at an annual rate of 0.625 of 1% for the first $100 million of average daily net assets of the Fund; 0.50 of 1% on net assets in excess of $100 million up to $250 million; 0.45 of 1% on net assets in excess of $250 million up to $10 billion; 0.44 of 1% on net assets in excess of $10 billion up to and including $12.5 billion; 0.42 of 1% on net assets in excess of $12.5 billion up to and including $15 billion; and 0.40 of 1% on net assets in excess over $15 billion.



In previous years the Manager agreed in advance agreed to waive its management fees and make certain payments to reduce expenses. This arrangement may be terminated by the Manager at any time upon notice to the Board. The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Fund as prescribed by any state in which the Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of the Fund, 2% of the next $70 million of average net assets of the Fund and 1.5% of average net assets of the Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements. For the fiscal years ended October 31, 1993, and 1994, the Manager waived the management fees the Fund was otherwise contractually obligated to pay of $65,810 and $111,747, respectively.

Management fees for the fiscal year ended October 31, 1995, when there was no advance waiver, were $1,325,910.

The management agreement is in effect until March 31, 1996. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Fund's trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees of the Fund), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by the Manager on 30 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Franklin Templeton Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.



Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.



Coopers & Lybrand, L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended October 31, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Trust's Annual Report to Shareholders dates October 31, 1995.

HOW DOES THE FUND PURCHASE SECURITIES FOR ITS PORTFOLIO?

Under the current management agreement with Advisers, the selection of brokers and dealers to execute transactions in the Fund's portfolio is made by the Manager in accordance with criteria set forth in the management agreement and any directions which the Board may give.

When placing a portfolio transaction, the Manager attempts to obtain the best net price and execution of the transaction. On portfolio transactions done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Manager and the broker executing the transaction. The Manager seeks to obtain the lowest commission rate available from brokers that are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Fund's best interest, the Manager may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Manager, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to the Manager in advising other clients.



When it is felt that several brokers are equally able to provide the best net price and execution, the Manager may decide to execute transactions through brokers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the value of the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services and through brokers who supply research, statistical and other data to the Fund and Manager in such amount of total brokerage as may reasonably be required.



It is not possible to place a dollar value on the special executions or on the research services received by the Manager from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.



Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.



If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the past three fiscal years ended on October 31, the Fund paid total brokerage commissions of $143,849, $922,550, and $851,495 respectively. As of October 31, 1995, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY AND SELL SHARES?

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Fund must be denominated in U.S. dollars. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) to honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges, it should be noted that since the proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the redemption, the funds into which you are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective. Please see "What If My Investment Outlook Changes? - Exchange Privilege" in the Prospectus.

If, in connection with the purchase of Fund shares, you submit a check or a draft that is returned unpaid to the Fund, the Fund may impose a $10 charge against your account for each returned item.

Dividend checks returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request to change your dividend option to reinvest all distributions and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

The Fund may deduct from your account the costs of its efforts to locate you if mail is returned as undeliverable or the Fund is otherwise unable to locate you or verify your current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or one of its affiliates, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.



PURCHASES AND REDEMPTIONS
THROUGH SECURITIES DEALERS



Orders for the purchase of shares of the Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to you resulting from the failure to do so must be settled between you and the securities dealer.



SPECIAL NET ASSET VALUE PURCHASES



As discussed in the Prospectus under "How Do I Buy Shares? - General," either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks, certain designated retirement plans (excluding IRA and IRA Rollovers), certain non-designated plans, and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, as described below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the securities dealer in the event shares are redeemed within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.


Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and for purchases made at net asset value by certain non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, either Distributors, or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.



LETTER OF INTENT



You may qualify for a reduced sales charge on the purchase of shares of the Fund, as described in the Prospectus. At any time within 90 days after the first investment which you want to qualify for a reduced sales charge, you may file with the Fund a signed Shareholder Application, with the Letter of Intent (the "Letter") section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds, will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make, unless by a designated retirement plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated retirement plans. If you execute a Letter prior to a change in the sales charge structure for the Fund, you will be entitled to complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name. This policy of reserving shares does not apply to a designated retirement plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or your order. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance, the reserved shares held for your account will be deposited to an account in you name or delivered to you or your order. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of a designated retirement plan, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are benefit plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.



REDEMPTIONS IN KIND



The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the Securities and Exchange Commission ("SEC"). In the case of redemption requests in excess of these amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. Should it happen, however, you may not be able to recover your investment in a timely manner and you may incur brokerage costs in selling the securities.



REDEMPTIONS BY THE FUND



Due to the relatively high cost of handling small investments, the Fund reserves the right to involuntarily redeem your shares at net asset value if your account has a value of less than one-half of your initial required minimum, but only where the value of your account has been reduced by the prior voluntary redemption of shares. Until further notice, it is the present policy of the Fund not to exercise this right if your account has a value of $50 or more. In any event, before the Fund redeems your shares and sends you the proceeds, it will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of your account to at least $100.

REINVESTMENT DATE

Shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month, and does not affect the amount or value of the shares acquired.

REPORTS TO SHAREHOLDERS

The Fund sends annual and semiannual reports to its shareholders regarding its performance and portfolio holdings to shareholders. If you would like to receive an interim quarterly report may phone Fund Information at 1-800/DIAL BEN.



SPECIAL SERVICES



The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Fund. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions, that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners, for recordkeeping operations performed with respect to such beneficial owners. For each owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

HOW ARE FUND SHARES VALUED?

As noted in the Prospectus, the Fund calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of the Fund is determined in the following manner:
The aggregate of all liabilities, including without limitation the current market value of any outstanding options written by the Fund, accrued expenses and taxes and any necessary reserves is deducted from the aggregate gross value of all assets, and the difference is divided by the number of shares of the Fund outstanding at the time. For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities for which market quotations are readily available are valued within the range of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sales price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. In the case of securities of closed-end funds, the last quoted sales price, or the mean between the quoted bid and ask prices, may be lower or higher than the net asset value of such securities. Other securities for which market quotations are readily available are valued at the current market price which may be obtained from a pricing service based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Trustees. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of these securities used in computing the net asset value of the Fund's shares is determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of these securities occur during such period, then the securities will be valued at their fair value as determined in good faith by the Board.



ADDITIONAL INFORMATION
REGARDING TAXATION

As stated in the Prospectus, the Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by a Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends received deduction under federal income tax law. If the aggregate qualifying dividends received by the Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be provided by the Fund annually in a notice to shareholders mailed shortly after the end of the Fund's fiscal year.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Group of Funds and the Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption or exchange of Fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

The Fund's investment in options and certain transactions involving actual or deemed short sales are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses.

As a regulated investment company, the Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income").

This requirement may limit the Fund's ability to engage in options and hedging transactions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Gain realized by a Fund from transactions entered into after April 30, 1993 that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined by the Code as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle; 3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or Section 263(g) of the Code concerning capitalized carrying costs.

THE FUND'S UNDERWRITER



Pursuant to an underwriting agreement in effect until March 31, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Fund's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Fund), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors allows the entire underwriting commission on the sale of Fund shares to the securities dealer of record, if any, on an account. In connection with the offering of the Fund's shares, aggregate underwriting commissions for the fiscal years ended October 31, 1993, 1994 and 1995 were $143,922, $953,869 and $1,801,511, respectively. After allowances to dealers, Distributors retained $73, and $31,319, in net underwriting discounts and commissions in 1993 and 1994, respectively and nothing in 1995. Distributors may be entitled to reimbursement under the Fund's distribution plan, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund shall pay Distributors or others monthly at a rate of 0.25% per annum of average net assets for certain expenses incurred in the distribution of Fund shares. In addition, the Plan provides that up to an additional 0.25% may be paid to Distributors or others as a service fee to reimburse such service providers for personal services to shareholders of the Fund and/or the maintenance of shareholder accounts. Thus, the amounts payable under the Plan total 0.50%. The basic terms of the Plan are set forth in the Prospectus.

In addition to the payments to which Distributors or others are entitled under the Plan, the Plan also provides that to the extent the Fund, the Manager or Distributors or other parties on behalf of the Fund, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

In no event shall the aggregate asset-based sales charges which include payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.

The terms and provisions of the Plan relating to required reports, term, and approval are consistent with Rule 12b-1.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plan as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plan for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing such services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In such an event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The Plan has been approved in accordance with the provisions of Rule 12b-1. The Plan is effective through March 31, 1996, and renewable annually by a vote of the Board, including a majority vote of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plan and any related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding voting shares of the Fund, or by vote of a majority of the non-interested trustees on 60 days' written notice, or by Distributors on 60 days' written notice, or by any act that constitutes an assignment of the management agreement with the Manager or the underwriting agreement with Distributors. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non- interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

For the fiscal year ended October 31, 1995, the total amount paid by the Fund pursuant to the Plan was $1,068,865, which was used for the following purposes.

                                                         DOLLAR
                                                         AMOUNT
Advertising                                            $ 65,454
Printing and mailing of prospectuses
  to other than current shareholders                   $ 33,991

Payments to underwriters                               $ 29,281

Payments to broker-dealers                             $940,139



GENERAL INFORMATION

PERFORMANCE



As noted in the Prospectus, the Fund may, from time to time, quote various performance figures to illustrate the Fund's past performance and may occasionally cite statistics to reflect its volatility or risk.



Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN



The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

In considering the quotations of total return by the Fund, you should remember that the maximum front-end sales charge reflected in each quotation is a one time fee (charged on all direct purchases), which will have its greatest impact during the early stages of your investment in the Fund. This charge will affect actual performance less the longer you retain your investment in the Fund. The Fund's average annual compounded rates of return for the indicated periods ended on October 31, 1995 were as follows:

PERIOD ENDING OCTOBER 31, 1995:



One Year                                17.51%
From inception (April 2, 1990)          14.67%

These figures were calculated according to the SEC formula:

                                       n
                                  P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)



As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return. These quotations are computed in the same manner as the Fund's average annual compounded rate, except they will be based on the Fund's actual return for a specified period rather than on its average return over one-, five- and ten-year periods, or fractional portion thereof. The Fund's total rates of return for the indicated periods ended on October 31, 1995 were as follows:

PERIOD ENDING OCTOBER 31, 1995



One Year                                         17.51%
From inception (April 2, 1990)                   114.85%

YIELD



Current yield reflects the income per share earned by the Fund's portfolio investments and is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The Fund's yield for the 30-day period ended on October 31, 1995 was 1.23%.



This figure was obtained using the following SEC formula:

                                                6
                          Yield = 2 [( a-b + 1 ) - 1]
                                      ----
                                       cd

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the  period

The above formula will be used in calculating quotations of yield, based on specified 30-day periods identified in the advertisement or communication. Yield calculations assume the maximum applicable sales load.

The Fund's current yield and total return may be compared to relevant indices, including U.S. domestic and international taxable bond indices and data from Lipper Analytical Services, Inc. or S&P's Indices.

CURRENT DISTRIBUTION RATE



Yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to shareholders of the Fund. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time.



VOLATILITY



Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the S&P's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.



OTHER PERFORMANCE QUOTATIONS



For investors who are permitted to purchase shares of the Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.



Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.



You should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any period should not be considered as a representation of what an investment may earn or what your total return or yield may be in any future period. You should also note that although the Fund believes that there are substantial benefits to be realized by investing in the shares of closed-end funds, these investments also involve certain risks. Please see "What Are the Fund's Potential Risks?" in the Prospectus.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund might satisfy your investment objective, advertisements and other materials regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure of total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

h) Valueline Index - an unmanaged index which follows the stocks of approximately 1,700 companies.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

k) Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune and Money magazines - provide performance statistics over specified time periods.

l) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 1,000 companies of Europe, Australia and the Far East.

m) Financial Times Actuaries Indices - including the FTA-World Index (and components thereof), which are based on stocks in major world equity markets.

n) The Russell 1000 Value Index is a total return index that comprises stocks from the Russell 1000 Index with a less than average growth orientation. The average market capitalization (as of November 31, 1995) is $18.99 billion.

From time to time, evaluations of the Fund's performance by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. Fund advertisements or information for the Fund may include a discussion of the benefits of investing in the shares of closed-end investment companies by purchasing the shares of a mutual fund, such as the Fund, which invest a substantial portion of its assets in closed-end fund shares. Such advertisements or information may include symbols, headlines or other material which highlights or summarizes the information discussed in more detail in the communication.



Such advertisements and sales literature may also note that deeply discounted securities offer growth potential, but that finding these deeply discounted securities involves expensive and extensive research generally available only to large institutional investors and very affluent investors. Further, it may be noted that the Fund is the first to offer the research and potential benefits of buying discounted securities in the mutual fund format.



Advertisements or information may also compare the Fund's performance to the return on certificates of deposit or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

OTHER FEATURES AND BENEFITS

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and/or other long-term goals. The Franklin College Costs Planner may assist you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that such goals will be met.



MISCELLANEOUS INFORMATION



The Fund is a member of the Franklin Templeton Group of Funds one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $130 billion in assets under management for more than 3.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offers to the public 115 U.S. based mutual funds. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.

Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.



OWNERSHIP AND AUTHORITY DISPUTES



In the event of disputes involving multiple claims of ownership or authority to control your, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.



MISCELLANEOUS

The organizational expenses of the Fund are being amortized on a straight line basis over a period of five years from the commencement of the offering of the Fund's shares. Investors purchasing shares of the Fund after the effective date of the Fund's Registration Statement under the Securities Act of 1933 will be bearing such expenses during the amortization period only as such charges are accrued daily against the investment income of the Fund.
(See "Notes to Financial Statement.")

The Fund is registered with the SEC as a management investment company. Such registration does not involve supervision of the management or policies of the Fund. The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC, copies of which may be obtained from the SEC upon payment of the prescribed fee.



As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Fund's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust dated October 31, 1995, including the auditors' report, are incorporated herein by reference.




APPENDIX

S&P

LONG-TERM DEBT

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. The top two categories are as follows:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

NOTES

A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

SP-3: Speculative capacity to pay principal and interest.

MOODY'S

LONG-TERM DEBT

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NONRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonably up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

Among the obligations covered are commercial paper, Eurocommercial paper, bank deposits, bankers' acceptances and obligations to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

- Leading market positions in well-established industries.

- High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.


                        FRANKLIN VALUE INVESTORS TRUST

                              File Nos. 33-31326
                                   811-5878
                                  FORM N-1A
                                    PART C
                              Other Information

Item 24  Financial Statements and Exhibits

 (a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated October 31, 1995 as filed with the SEC electronically on form type N-30D on December 28, 1995

      (i)    Report of Independent Auditors, dated December 8, 1995.

      (ii) Statement of Investments in Securities and Net Assets, October 31, 1995.

      (iii)  Statement of Assets and Liabilities - October 31 1995.

      (iv)   Statement of Operations - for the year ended October 31, 1995.

      (v) Statements of Changes in Net Assets - for the years ended October 31, 1995 and 1994.

      (vi)   Notes to Financial Statements

b)     Exhibits:

      The following exhibits, where applicable, are herewith incorporated by reference to the filings as noted with the exception of exhibits 5(ii), 11(i), 15(ii), 15(iii), 16(i), 17(i), 17(ii) and (27)

          (1)  copies of the charter as now in effect;

                 (i)  Agreement and Declaration of Trust dated September 11,
                       1989
                       Filing:  Post Effective Amendment No. 8 to
                       Registration Statement on Form N-1A
                       File No. 33-31326
                       Filing Date:  September 21, 1995

                (ii) Certificate of Amendment of Agreement and Declaration
                      of Trust of Franklin Balance Sheet Investment Fund dated September 21, 1995
                      Filing: Post Effective Amendment No. 9 to Registration Statement on Form N-1A
                      File No. 33-31326
                      Filing Date:  December 26, 1995

           (2) copies of the existing By-Laws or instruments corresponding thereto;, defining the rights of the holders of such securities, and copies of each security being registered;

                 (i) By-Laws
                     Filing: Post Effective Amendment No. 8 to Registration Statement on Form N-1A
                     File No. 33-31326
                     Filing Date:  September 21, 1995

           (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

                  (i) Management Agreement between Franklin Balance Sheet Investment Fund and Franklin Advisers, Inc. dated April 2, 1990
                       Filing:  Post Effective Amendment No. 8 to
                       Registration Statement on Form N-1A
                       File No. 33-31326
                       Filing Date:  September 21, 1995

                 (ii)  Management Agreement on behalf of Franklin
                       MicroCap Value Fund and Franklin Advisers, Inc. dated December 12, 1995

                 (iii)Form of Management Agreement on behalf of Franklin
                       Value Fund and Franklin Advisers, Inc.
                       Filing:  Post Effective Amendment No. 9 to
                       Registration Statement on Form N-1A
                       File No. 33-31326
                       Filing Date:  December 26, 1995

           (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

                 (i)  Distribution Agreement between Registrant and Franklin
                       Distributors, Inc. dated April 12, 1990
                       Filing:  Post Effective Amendment No. 8 to
                       Registration Statement on Form N-1A
                       File No. 33-31326
                       Filing Date:  September 21, 1995

                 (ii) Forms of dealer agreements between Registrant and
                       Franklin/Templeton Distributors, Inc.
                       Filing:  Post Effective Amendment No. 8 to
                       Registration Statement on Form N-1A
                       File No. 33-31326
                       Filing Date:  September 21, 1995

           (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of Trustees or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

                 N/A

           (8) copies of all custodian agreements and depository contracts under Section 17(f) of the Investment Company Act of 1940 (the "1940 Act"), with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

                (i)    Custodian Agreement between Registrant and Bank of
                         America NT & SA dated June 12, 1991
                         Filing:  Post Effective Amendment No. 8 to
                         Registration Statement on Form N-1A
                         File No. 33-31326
                         Filing Date:  September 21, 1995

                 (ii)   Copy of Custodian Agreements between Registrant and
                           Citibank Delaware:
                                1.     Citicash Management ACH Customer
                                         Agreement
                                2.     Citibank Cash Management Services
                                         Master Agreement
                                3.     Short Form Bank Agreement - Deposit
                                         and Disbursements of Funds
                                 Registrant: Franklin Equity Fund
                                 Filing:  Post Effective Amendment No. 79 to
                                 Registration on Form N-1A
                                 File No. 33-31326
                                 Filing Date:  September 1, 1992

                 (iii)   Amendment to Custodian Agreement between Registrant
                           and Bank of America NT & SA dated April 12, 1995
                           Filing:  Post Effective Amendment No. 8 to
                           Registration Statement on Form N-1A
                           File No. 33-31326
                           Filing Date:  September 21, 1995

           (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

                 N/A

           (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

                (i)    Opinion and Consent of Counsel dated December 1, 1989
                         Filing:  Post Effective Amendment No. 8 to
                         Registration Statement on Form N-1A
                         File No. 33-31326
                         Filing Date:  September 21, 1995


           (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

                 Consent of Independent Auditors

           (12) all financial statements omitted from Item 23;

                  N/A

           (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

                (i)    Letter of Understanding relating to Initial Capital
                         of Franklin Balance Sheet Investment Fund dated November 17, 1989
                         Filing:  Post Effective Amendment No. 7 to
                         Registration Statement on Form N-1A
                         File No. 33-31326
                         Filing Date:  September 21, 1995

                 (ii)  Letter of Understanding relating to Initial Capital
                        of Franklin MicroCap Value Fund dated November 29,
                        1995
                        Filing: Post Effective Amendment No. 8 to
                        Registration Statement on Form N-1A
                        File No. 33-31326
                        Filing date:  December 1, 1995

                 (iii) Form of Letter of Understanding relating to Initial
                        Capital of Franklin Value Fund
                        Filing:  Post Effective Amendment No. 9 to
                        Registration Statement on Form N-1A
                        File No. 33-31326
                        Filing Date:  December 26, 1995

           (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

                 (i)     Copy of Model Retirement Plan
                           Registrant: AGE High Income Fund, Inc.
                           Filing:  Post Effective Amendment No. 26 to
                           Registration Statement on Form N-1A
                           File No. 2-30203
                           Filing Date: August 1, 1989

           (15) copies of any plan entered into by Registrant pursuant to Rule 12b-l under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

                 (i)     Amended and Restated Distribution Plan between
                           Franklin Balance Sheet Investment Fund and
                           Franklin Distributors, Inc. Pursuant to Rule 12b-1 dated July 1, 1993
                           Filing:  Post Effective Amendment No. 8 to
                           Registration Statement on Form N-1A
                           File No. 33-31326
                           Filing Date:  September 21, 1995

                 (ii)    Form of Distribution Plan between Franklin Value
                           Investors Trust on behalf of Franklin MicroCap Value Fund and Franklin Templeton Distributors, Inc. pursuant to Rule 12b-1 dated December 12, 1995

                 (iii) Form of Distribution Plan between Franklin Value Investors Trust on behalf of Franklin Value Fund and Franklin Templeton Distributors, Inc. pursuant to Rule 12b-1

           (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22.

                 (i) Schedule for computation of performance quotations

           (17) Power of Attorney

                 (i)     Power of Attorney dated December 11, 1995

                 (ii)    Certificate of Secretary dated December 11, 1995

            (27)(i)      Financial Data Schedule

Item 25  Persons Controlled by or under Common Control with Registrant

           None

Item 26  Number of Holders of Securities

           As of October 31, 1995 the number of record holders of the only class of securities of the Registrant was as follows:

                                                   Number of
           Title of Class                          Record Holders

           Franklin Balance Sheet                          25,725
             Investment Fund


Item 27  Indemnification

           Reference is made to Article VI of the Registrant's By-Laws previously filed, which is incorporated herein by reference.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and trustees and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of Article VI.

Item 28  Business and Other Connections of Investment Adviser

  The officers and Directors of the Registrant's investment adviser also serve as officers and/or directors for (1) the adviser's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information, please see Part B.

Item 29 Principal Underwriters

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of Franklin Gold Fund, Franklin Premier Return Fund, Franklin Equity Fund, AGE High Income Fund, Inc., Franklin Custodian Funds, Inc., Franklin Money Fund, Franklin California Tax-Free Income Fund, Inc., Franklin Federal Money Fund, Franklin Tax-Exempt Money Fund, Franklin New York Tax-Free Income Fund, Inc., Franklin Federal Tax-Free Income Fund, Franklin Tax-Free Trust, Franklin California Tax-Free Trust, Franklin New York Tax-Free Trust, Franklin Investors Securities Trust, Institutional Fiduciary Trust, Franklin Tax-Advantaged International Bond Fund, Franklin Tax-Advantaged U.S. Government Securities Fund, Franklin Tax-Advantaged High Yield Securities Fund, Franklin Municipal Securities Trust, Franklin Managed Trust, Franklin Strategic Series, Franklin International Trust, Franklin Real Estate Securities Trust, Franklin Templeton Global Trust, Franklin Templeton Money Fund Trust, Franklin Templeton Japan Fund, Templeton American Trust, Inc., Templeton Capital Accumulator Fund, Inc., Templeton Developing Markets Trust, Templeton Funds, Inc., Templeton Global Investment Trust, Templeton Global Opportunities Trust, Templeton Growth Fund, Inc., Templeton Income Trust, Templeton Institutional Funds, Inc., Templeton Real Estate Securities Fund, Templeton Smaller Companies Growth Fund, Inc., and Templeton Variable Products Series Fund

(b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

Item 30  Location of Accounts and Records

   The accounts, books or other documents required to be maintained by
   Section 31 (a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

Item 31  Management Services

   There are no management-related service contracts not discussed in Part A or Part B.

Item 32  Undertakings

   (a) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares to assist its shareholders in the communicating with other shareholders in accordance with the requirements of
         Section 16(c) of the Investment Company Act of 1940.

   (b) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N1-A by including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.

   (c) The Registrant hereby undertakes to file a Post-Effective Amendment on behalf of Franklin MicroCap Value Fund and Franklin Value Fund using Financial Statements which need not be certified, within four to six months from the effective dates of Registrant's Applicable Registration Statement under the Securities Act of 1933.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 28th day of December, 1995.

                        Franklin Value Investors Trust
                                 (Registrant)

                                 By: WILLIAM J. LIPPMAN*
                                     William J. Lippman
                                     President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

William J. Lippman*                      Trustee and Principal
William J. Lippman                       Executive Officer
                                         Dated:  December 28, 1995

Martin L. Flanagan*                      Vice President and Chief Financial
Martin L. Flanagan                       Officer
                                         Dated:  December 28, 1995

Diomedes Loo-Tam*                        Treasurer and Principal Accounting
Diomedes Loo-Tam                         Officer
                                         Dated:  December 28, 1995

Franklin T. Crohn*                       Trustee
Franklin T. Crohn                        Dated:  December 28, 1995

Charles Rubens, II                       Trustee
Charles Rubens, II                       Dated:  December 28, 1995

Leonard Rubin*                           Trustee
Leonard Rubin                            Dated:  December 28, 1995



*By /s/Larry L. Greene
    Larry L. Greene, Attorney-in-Fact
    Pursuant to Powers of Attorney previously filed.